UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 13, 2005

THE RICEX COMPANY
(Exact name of registrant as specified in its charter)

Delaware	0-24285	68-0412200
(State or other jurisdiction of icorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 Hawk’s Flight Court El Dorado Hills, California	95762
(Address of principal executive offices, including zip code)	(Zip Code)

(916) 933-3000
Registrant’ phone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

        On July 13, 2005, NutraCea announced that at a hearing held on July 12, 2005 to consider the fairness of the proposed merger between NutraCea and The RiceX Company (“RiceX”), the California Department of Corporations determined that the terms of the merger were fair to the stockholders of both RiceX and NutraCea, and issued a permit under the California securities laws to NutraCea covering the issuance of securities to holders of RiceX capital stock in the merger. The approval of the merger by the Department of Corporations allows the securities of NutraCea to be issued in connection with the merger to be exempt from registration under the Securities Act of 1933, as amended.

        A copy of the press release issued by RiceX announcing the results of the fairness hearing is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

        In connection with the proposed merger, RiceX will prepare a proxy statement for its stockholders to be filed with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, RICEX’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement will be available free of charge (when available) at the SEC’s website, www.sec.gov, and stockholders of RiceX will also be able to obtain the proxy statement free of charge (when available) by directing their requests to The RiceX Company, 1241 Hawk’s Flight Court, El Dorado Hills, California 95762, Attention: Investor Relations, (916) 933-3000.

        RiceX and its directors and executive officers may be deemed, under SEC rules, to be soliciting proxies from RiceX’s stockholders in favor of the proposed merger. Information regarding the identity of these persons, and their interests in the solicitation, will be set forth in a proxy statement to be filed with the SEC, and will be available free of charge (when available) at the SEC’s website, www.sec.gov, and stockholders of RiceX will also be able to obtain the proxy statement free of charge (when available) by directing their requests to The RiceX Company, 1241 Hawk’s Flight Court, El Dorado Hills, California 95762, Attention: Investor Relations, (916) 933-3000.

Item 9.01.     Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Document

99.1	Press Release issued by The RiceX Company dated July 13, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RICEX COMPANY
Date: July 13, 2005	By: /s/ Todd C. Crow
Todd C. Crow
Chief Financial Officer

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